Comerica Incorporated

August 2012
Investor Presentation

Comerica Bank

comerica.com

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the acquisition of Sterling Bancshares, Inc., or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models, including the implementation of revenue enhancements and efficiency improvements; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2011. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank 2

Comerica: A Brief Overview

- Among the top 25 U.S. bank holding companies
- $63 billion in assets
- Strong presence in Texas, California, and Michigan
- Three primary lines of business: Business Bank, Retail Bank, and Wealth Management
- Founded over 160 years ago
- Strong capital position
  - Tier 1 Common Ratio 10.38%[3]

Business Segment Revenue[1]


Retail Bank $417 27%
WM $224 14%
Business Bank $928 59%

Market Segment Revenue[2]


Other Markets $123 8%
Western $418 27%
International $55 4%
Texas $356 23%
Midwest $589 36%
Florida $28 2%

At 6/30/12; $ in millions (MM) [1]YTD 6/30/12; YTD revenues (FTE) of $1,569MM from major business segments ($1,296MM from continuing operations (FTE) including Finance & Other Businesses); [2]YTD 6/30/12: YTD revenues (FTE) of $1,569MM from major geographic markets ($1,296MM from continuing operations (FTE) including Finance & Other Businesses) based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective.
[3]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Comerica Bank 3

Well Positioned for the Future

Loan Growth	• **Positioned in faster growing markets** (CA & TX) **and industries** (Energy, TLS & Dealer) ✓
Expense Control	• **Well managed** • Decreased 5% 1Q12 to 2Q12[1]. • Continued decrease in expenses despite headwinds[2]. ✓
Maintain Deposit & Loan Spreads	• **Lowest cost deposits** and largest percentage of funding from DDA among peers. • **Holding** new and renewed **loan spreads**. ✓
Active Capital Mgmt	• **Solid Position** • Tier 1 (10.38%): 100% common equity • **2012 Capital Plan** • Share repurchases up to $375MM through 1Q13 ✓
Asset Quality	• **Positive Trends** • Improvement for ten consecutive quarters • Weathered cycle well relative to peers ✓
Interest Rate Sensitivity	• **Positioned for rising rates** • Rate decline is already absorbed, continued low rates not expected to have a material negative impact. ✓

[1]Decrease excludes restructuring charges of -0-MM in 1Q12 and $8MM in 2Q12. [2]Headwinds include a full year of Sterling expenses, increased health care costs and pension expenses.

Comerica Bank 4

Reputation Ranks Highly in Recent Consumer Survey 5 Among only 2 banks that placed in the top 5 in nearly every category Source: 2012 America Banker/Reputation Institute Survey published July 1, 2012 Innovation 1. ING Direct2. Charles Schwab3. Ally Bank4. BBVA Compass5. E-Trade Performance 1. ING Direct2. BBVA Compass3. Comerica4. Charles Schwab5. M&T Bank Products 1. ING Direct2. Bank of the West3. Ally Bank4. Charles Schwab5. Comerica Workplace 1. Bank of the West2. Citizen Bank3. Comerica4. BBVA Compass5. BMO Harris Bank Citizenship 1. Comerica2. Bank of the West3. Ally Bank4. ING Direct5. M&T Bank Governance 1. Comerica2. Ally Bank3. ING Direct4. Bank of the West5. Zions Bank Leadership 1. Charles Schwab2. E-Trade3. ING Direct4. Comerica5. Morgan Stanley Overall1. ING Direct2. Bank of the West3. BBVA Compass4. Comerica5. Ally Bank Well Positioned in Growth Markets 6 1Source: Census Bureau: Top 15 cities w/ population increase between 4/1/10 and 7/1/11 2Includes $2.1B of Sterling Bancshares loans added on July 28, 2011 0 20 40 60 80 San Jose, CAWashington El Paso, TXFort Worth, TX New OrleansSan Diego Charlotte, NCDenver PhoenixDallas Los AngelesAustin, TX San AntonioHouston New York Comerica Markets 14.1 12.1 6.9 13.9 11.9 8.1 13.7 12.0 9.0 13.8 12.4 9.3 13.8 12.9 9.5 Midwest Western Texas Major Markets (Average Loan Balances, $ in B)U.S. Census BureauTop 15 Growth Cities1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 Population Increase (in 000’s) -2% 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 2Q1 1

Focus: Midwest Market



Banking Centers by Market



Detroit-Livonia-Dearborn 60
Ann Arbor 11
Central MI 24
Western MI 29
Warren-Farmington Hills-Troy 94



Average Deposit Balances ($ in B)
18.3
18.5
19.1
19.4
19.2
2Q11
3Q11
4Q11
1Q12
2Q12

- Established: 1849
- #2 in deposit market share in Michigan[1]
- Comerica Michigan Economic Activity Index[2] up 73% from cycle low

[1]Source: FDIC June 2011. [2]As of May 2012.

Comerica Bank
7

Focus: Western Market



Banking Centers by Market



Southern CA 60
Northern CA 45
Phoenix AZ 18



Average Deposit Balances ($ in B)
12.5
13.0
13.7
13.9
14.4
2Q11
3Q11
4Q11
1Q12
2Q12

- Established: 1991
- Comerica California Economic Activity Index[1] up 42% from cycle low
- National Specialty groups include:
  - Technology and Life Sciences
  - Entertainment
  - Financial Services Division (FSD)

[1]As of May 2012.

Comerica Bank
8

Focus: Texas Market



Banking Centers by Market



DFW
55
Houston
60
Austin
11
San Antonio
14



Average Deposit Balances ($ in B)
6.2
8.9
10.3
10.2
10.2
2Q11
3Q11
4Q11
1Q12
2Q12

- Established: 1988
- Largest U.S. commercial bank with corporate headquarters in Texas
- Acquisition of Sterling completed July 28, 2011

Comerica Bank
9

Financial Results

	2Q12	1Q12	2Q11
Diluted income per common share[1]	$0.73	$0.66	$0.53
Net interest income	$435	$443	$391
Noninterest income	211	206	202
Provision for credit losses	19	22	45
Noninterest expenses[2]	433	449	411
Net income	144	130	96
Total loans (average)	$43,228	$42,269	$39,174
Total deposits (average)	48,679	48,311	41,480
Tier 1 capital ratio	10.38%	10.27%	10.53%
Average diluted shares (millions)	194	196	178

$ in millions, except per share data
[1]Calculated using net income attributable to common shares. [2]Includes restructuring expenses of $8MM ($5MM, after-tax) and $5MM ($3MM, after tax) in 2Q12 & 2Q11, respectively, associated with the acquisition of Sterling on July 28, 2011.

Comerica Bank
10

Diverse Loan Portfolio

Average 2Q12: $43.2 billion

By Market



Western $12.9B 30%
Midwest $13.8B 32%
Texas $9.5B 22%
Other Markets[2] $3.8B 9%
Int'l $1.8B 4%
Florida $1.4B 3%

By Line of Business



Commercial Real Estate $4.3B 10%
Middle Market $12.2B 29%
Global Corp Banking $5.3B 12%
Nat'l Dealer Services $4.3B 10%
Private Banking $4.5B 10%
Specialty Businesses[1] $7.3B 17%
Small Business Banking $3.6B 8%
Personal Banking $1.7B 4%

Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA
[1]Specialty Businesses includes: Financial Services Division (FSD), Entertainment, Energy, Leasing, Mortgage Banker Finance and Technology and Life Sciences (TLS)
[2]Other Markets include markets not separately identified above in addition to businesses with a national perspective

Comerica Bank
11

Average Loans Grew 2% with Commercial Loans up 5%

Total Loan Growth ($B)



Loan Yields
+2%
+10%
39.2
40.1
41.5
42.3
43.2
3.79
4.01
3.98
3.92
3.79
43.0
44.0
2Q11
3Q11
4Q11
1Q12
2Q12
Average Balances
1Q12
2Q12
Period-end

Commercial Loan Growth ($B)



Mortgage Banker
+5%
+20%
21.7
0.6
22.1
0.9
23.5
1.5
24.7
1.5
26.0
1.5
25.6
1.6
27.0
2.0
2Q11
3Q11
4Q11
1Q12
2Q12
Average Balances
1Q12
2Q12
Period-end

Average Loan Growth Across Most Businesses & Markets[1]

Includes Sterling Bancshares loans from July 28, 2011. [1]2Q12 compared to 1Q12

Comerica Bank
12

Recent Commercial Loan Growth Outpacing Peers and the Industry 13 1Source: SNL Financial and company reports. 2Source: Federal Reserve H.8 as of 6/27/12. Large banks are defined as the top 25 domestically chartered commercial banks, ranked by domestic assets. The primary difference between commercial loans on Comerica’s financial statements vs. H.8 C&I loans, is that Mortgage Banker Finance is excluded from the H.8 definition of C&I. -6% -4% 0% 1% 4% 6% 7% 7% 8% 9% 9% 12% Total Loan Growth1(6/30/11 vs. 6/30/12) -2% 0% 2% 4% 6% 2Q11 3Q11 4Q11 1Q12 2Q12 Comerica All Banks Large Banks Average Quarterly Total Loan Growth2 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2Q11 3Q11 4Q11 1Q12 2Q12 +6% 12,0 23 11,9 28 11,9 13 12,0 36 12,2 32 2Q11 3Q11 4Q11 1Q12 2Q12 +2% Loan Performance in Select Portfolios Specialty Businesses includes: Financial Services Division (FSD), Entertainment, Energy, Leasing, Mortgage Banker and Technology and Life Sciences (TLS ); Includes Sterling Bancshares loans from July 28, 2011 Middle Market (Average, $ in MM) Energy (Average, $ in MM) 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 2Q11 3Q11 4Q11 1Q12 2Q12 +1% Tech and Life Sciences (Average, $ in MM) 14 4,80 4 4,89 0 4,68 1 4,93 5 5,32 8 2Q11 3Q11 4Q11 1Q12 2Q12 +8% Global Corporate Banking (Average, $ in MM)

Loan Commitments and Utilization Increase $27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $23.7 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 $48.5 40% 45% 50% 55% 60% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Outstandings Commitments Utilization Commitments and Outstandings ($ in B) 2Q12 compared to 1Q12; 3Q11 includes Comerica legacy and Sterling Energy portfolio from date of acquisition; Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization increased to 48.8%  Commitments increased $636MM to $48.5B, highest level since 2Q09  Increased commitments in most major markets  Loan pipeline remains strong 15 Focus: Mortgage Banker Finance 16  40+ years experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality throughout downturn. 563 65 7 504 564 425 707 9 43 1,10 1 566 614 923 1,53 5 1,48 3 1,50 7 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs)

Toyota/Lexus 17% Honda/Acura 17% Ford 8% GM 9% Chrysler 7% Mercedes 4% Nissan/ Infiniti 8% Other European 9% Other Asian 9% Other212% Diverse Franchise Distribution1 Focus: National Dealer Services Geographic DispersionWestern 60% Florida 7%Midwest 19% Texas 8% 1 Franchise distribution based on June 30, 2012 period-end (PE) outstandings2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) • 65+ years of Floor Plan lending, with over 20 years on a national basis • Top tier strategy• Majority are “Mega Dealer” (five or more dealerships in group)• Excellent credit quality• Robust monitoring of company inventory and performance Average PE Floor Plan PE Non-Floor Plan 4,87 2 3,46 5 3,45 9 3,47 5 3,80 0 4,28 3 2,40 6 2,03 9 2008 2009 2010 2011 1Q12 2Q12 6/30/12 17 Loan Balances ($ MMs) Focus: Energy • 30+ years experience through the cycles • Focus on middle market companies• Excellent credit quality• Deep relationships with significant ancillary noncredit products • Diverse customer base1: Natural Gas Oil Mixed Midstream 25% Service 15% Exploration & Production 60% $ in millions. 1Based on 2Q12 period end loans outstanding. 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Loans ($ MMs) 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 Average Deposits ($ MMs) 18

Focus: Shared National Credit Relationships

- Approximately 900 borrowers
- Strategy: Full relationships with ancillary business
- Comerica is agent for approximately 17%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

June 30, 2012: $9.2 billion



Nat'l Dealer Services $0.4B 4%
Energy $2.2B 24%
Other $0.7B 8%
Middle Market $2.1B 23%
Commercial Real Estate $0.8B 9%
Global Corp Banking $3.0B 32%

Period-end outstandings as of June 30, 2012

Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank 19

Focus: Commercial Real Estate

2Q12 Period End: $11.2 billion



Primarily Owner-Occupied Commercial Mortgages $7.9B 70%
Real Estate Construction[1] $1.0B 9%
Commercial Mortgages[1] $2.3B 21%

2Q12 Period-end[2]

	Western	Michigan	Texas	Florida	Other Markets	Total
Real Estate Construction Loans						
Single Family	76	7	31	1	6	121
Land Development	13	6	18	-	30	67
Total Residential	**89**	**13**	**49**	**1**	**36**	**188**
Multi-Family	107	-	145	36	42	330
Retail	55	38	88	11	28	220
Multi-use	15	-	38	-	-	53
Other	92	13	61	2	-	168
Other Sterling[3]	2	-	30	-	-	32
Total Commercial	**271**	**51**	**362**	**49**	**70**	**803**
Subtotal	360	64	411	50	106	991
Commercial Mortgage Loans						
Single Family	20	3	20	2	14	59
Land Carry	59	29	22	19	7	136
Total Residential	**79**	**32**	**42**	**21**	**21**	**195**
Multi-Family	124	58	146	151	30	509
Retail	187	72	106	57	31	453
Multi-use	114	17	44	-	23	198
Other	255	158	198	11	65	687
Other Sterling[3]	26	1	198	4	44	273
Total Commercial	**706**	**306**	**692**	**223**	**193**	**2,120**
Subtotal	785	338	734	244	214	2,315
Total	1,145	402	1,145	294	320	3,306

[1]Included in Commercial Real Estate line of business
[2]$ in millions; excludes Commercial Real Estate line of business loans not secured by real estate
[3]Project type of property not currently available

Comerica Bank 20

Focus: Government Card Programs

Average Noninterest-Bearing Deposits
($ MMs)



US Treasury Program
State Card Programs
FSV
185
290
532
650
720
871
944
2007
2008
2009
2010
2011
1Q12
2Q12

- #2 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs with over 5.6MM cards issued
- US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards with a contract through January 2015
  - Over 2.9 million cards registered
  - Deposit growth reflects the phase out of checks for government benefits[2]:
    - 5/1/11 – new benefit recipients
    - 3/1/13 – current check recipients



DIRECTEXPRESS
DEBIT
MasterCard

At 6/30/12
[1]Source: 2012 Nilson Report, a leading payment systems publication. [2]Final rule announced 12/22/10

Comerica Bank
21

MBS Securities Portfolio Stable

Primarily AAA Mortgage-backed Securities (MBS)



Yield
6,907
7,721
9,355
9,537
9,432
9,563
9,549
3.40
2.87
2.74
2.73
2.55
2Q11
3Q11
4Q11
1Q12
2Q12
Average Balances
1Q12
2Q12
Period-end

Target level of MBS ≈ $9B

Total average MBS portfolio of $9.4B as of June 30, 2012:

- Pace of prepayment consistent with expectations ($750MM-900MM per quarter) for remainder of 2012[1]
- Yield of 2.55% (2.66% without accelerated premium amortization of $3MM)
- Duration of 2.7 years
- Net unrealized pre-tax gain $263MM
- Unamortized premium of about $115MM

At June 30, 2012. $ in millions (MM). [1]Outlook as of July 17, 2012.

Comerica Bank
22

Record Deposit Levels Continue

Deposit Costs Decline as Deposits Grow ($B)[1]


Sterling
Deposit Rates
41.5
45.1
47.8
48.3
48.7
49.3
49.4
0.35
0.33
0.29
0.26
0.25
2Q11
3Q11
4Q11
1Q12
2Q12
Average Balances
1Q12
2Q12
Period-end

Total average deposits grew $368MM 1Q12 to 2Q12:

- Noninterest-bearing deposits up $491MM
- Greatest growth in Western market driven by Technology & Life Sciences (TLS) and Financial Services Division (FSD)

Total period-end deposits increased $82MM 1Q12 to 2Q12:

- Noninterest-bearing deposits up $589MM

2Q12 compared to 1Q12

Comerica Bank 23

Growing Deposit Base Provides Low Cost Funding

Total Deposit Growth (6/30/11 vs. 6/30/12)


-5.7%
-1.3%
1.4%
2.8%
2.9%
4.4%
4.6%
4.8%
5.6%
11.3%
16.7%
18.3%
SNV
RF
FHN
STI
KEY
BOKF
FITB
ZION
MTB
HBAN
BBT
CMA

Noninterest-bearing as a Percent of Total Deposits[1]


23%
26%
27%
29%
30%
31%
31%
34%
35%
37%
38%
43%
BBT
SNV
HBAN
STI
FHN
FITB
RF
KEY
BOKF
MTB
ZION
CMA

Interest Costs on Total Deposits[2]


15%
19%
26%
32%
34%
35%
36%
37%
37%
47%
48%
CMA
ZION
FITB
RF
BBT
FHN
BOKF
STI
HBAN
KEY
SNV

Source: SNL Financial. [1]At 6/30/12 [2]2Q12 interest incurred on deposits as a percent of average deposits. Excludes MTB as amounts were not available via SNL Financial as of 8/10/12.

Comerica Bank 24

Steady Loan and Declining Deposit Yields

Loan Yield Steady through the Cycle (%)



3.95
4.04
4.07
3.96
3.92
3.85
3.79
4.01
3.98
3.92
3.79
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Declining Total Deposit Costs[1] (%)



0.83
0.60
0.47
0.43
0.40
0.37
0.35
0.33
0.29
0.26
0.25
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Loan to Deposit Coverage[2]



103%
100%
100%
99%
92%
91%
90%
89%
86%
81%
81%
64%
FHN
MTB
FITB
STI
SNV
HBAN
BBT
CMA
ZION
RF
KEY
BOKF

As of June 30, 2012. [1]Interest incurred on deposits as a percentage of average interest-bearing deposits. [2]2Q12 Loan/ Deposit Ratio; Source SNL Financial; ratio is calculated as total gross loans as a percent of period end total deposits.

Comerica Bank

25

Balance Sheet Positioned for Growth

Assets

- Approx. 85% of loans are floating rate of which approximately 75% are LIBOR based
- Rate floors are minimal (< 10% of total loans)
- Securities are primarily low risk and liquid, with an avg. life of approx. 3 years
- Nonaccrual loans – relatively minor impact

Funding

- Funding predominantly from core deposits
- Approx. 40% of deposits are noninterest-bearing – provide more value in a higher rate environment
- Wholesale funding options remain accessible

Interest Rate Sensitivity

- Balance sheet is well positioned for rising rates[1]
- Sensitivity is to short-term interest rates

At 6/30/12. [1]For analysis and underlying assumptions, see caption "Interest Rate Risk" starting on page 65 of our 6/30/12 Form 10-Q.

Comerica Bank

26

Strong Credit Quality

Net credit-related charge-off ratio approaching normal levels


Provision for credit-related losses
Net credit-related Charge-off Ratio
45
35
18
22
19
0.92
0.77
0.57
0.43
0.42
2Q11
3Q11
4Q11
1Q12
2Q12

Watch list[1] & Nonperforming loans continue to trend down


Nonperforming Loans
Accruing Watch list Loans
4,827
4,969
4,467
4,206
3,835
974
958
887
856
747
2Q11
3Q11[2]
4Q11
1Q12
2Q12

$ in millions
[1]Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans
[2]Reflects addition of Sterling watch list loans from July 28, 2011.

Comerica Bank
27

Nonperforming Assets

June 30, 2012
Nonaccrual Loans $719 million
By Business


Global Corp Banking $25MM
Commercial Real Estate $218MM
Middle Market $196MM
Other $87MM
Private Banking $72MM
Specialty Businesses $24MM
Small Business $97MM

Nonperforming Assets of $814MM, a $109MM decrease, included:

Nonaccrual loans decreased $111MM
Foreclosed Property stable at $67MM

Troubled Debt Restructurings (TDRs) of $312MM, included:

- $96MM Performing Restructured
- $28MM Reduced Rate
- $188MM Nonaccrual TDR

Average carrying value of nonaccrual loans approximately 60% (40% write-down)
No nonaccrual loans held-for-sale

2Q12 compared to 1Q12

Comerica Bank
28

Net Interest Income Increases 2Q11 to 2Q12



Net Interest Income ($MM)
Accretion
NIM
391
391
3.14
423
27
396
3.18
444
26
418
3.19
443
25
418
3.19
435
18
417
3.10
2Q11
3Q11
4Q11
1Q12
2Q12

Net interest income 2Q11 to 2Q12 reflects[2] :

+ Loan growth and increase in securities portfolio
+ Lower deposit costs
+ Accretion contribution from Sterling loans
- Lower loan yields due to mix shift, primarily from CRE to Commercial
- Lower yields on MBS portfolio

Expected Accretion[3] of ≈$20-$25 million for second half of 2012

Balance sheet remains well positioned for a rising rate environment[4]:

- 200 basis points *annual* rate increase equates to ≈$160MM expected increase in net interest income
- Approximately 85% of loans are floating of which 75% are LIBOR based

[1]Excluding the impact of accretion from the Sterling acquisition. [2]2Q12 compared to 2Q11. [3]Outlook as of July 17, 2012
[4]At 6/30/12; Analysis based on non-parallel ramp in interest rates over 12 months; See 10K filing with SEC for methodology.

Comerica Bank
29

Fee Income Growth Continues



Total Noninterest Income ($MM)
Customer-Driven Fee Income[1]
202
180
201
183
182
175
206
184
+2%
211
+2%
187
2Q11
3Q11
4Q11
1Q12
2Q12

Noninterest income 2Q11 to 2Q12 reflects[2] :

- **Customer-driven fee income:**
  + Service charges on deposit accounts
  + Commercial lending fees
  - Card fees
- **All other noninterest income:**
  + Net securities gains
  + Annual incentive bonus
  + Customer derivative income
  - Deferred compensation asset returns
  - Principal investing and warrants

[1]Customer-Driven Fee Income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.
[2]2Q12 compared to 2Q11

Comerica Bank
30

Tight Expense Control Continues



Noninterest Expenses ($MMM)
Restructuring
411
406
463
430
479
442
449
449
-5%1
433
425
2Q11
3Q11
4Q11
1Q12
2Q12



Full Time Equivalent (FTE) Employees
8,915
9,701
9,397
9,195
-2%
9,014
2Q11
3Q11
4Q11
1Q12
2Q12

Noninterest expense 2Q11 to 2Q12 reflects:

- **Decreases in:**
  - Deferred compensation plan
  - Other real estate
- **Increases in:**
  - Salaries
  - Employee benefits
  - Litigation-related expenses

Expect Merger & Restructuring Costs[2] of ≈$30MM for remainder of 2012

2Q12 compared to 2Q11. [1]Decrease excludes restructuring charges of -0-MM in 1Q12 and $8MM in 2Q12.
[2]Outlook as of July 30, 2012

Comerica Bank
31

Capital Position Remains Strong Even Under Proposed Rules

Positive Capital Generation



Tier 1 Capital Ratio
2Q12 vs. 1Q12
10.27%
0.30%
-0.05%
-0.14%
10.38%
Organic Capital Generation
Dividend Distribution
Share Buybacks
1Q12 Tier 1 Capital Ratio
2Q12 Tier 1 Capital Ratio

Primary Basel III Adjustments

Change in Capital Definition	≈ 50 - 55 bps
Changes to Risk-weighted Assets	≈ 40 - 45 bps
Total Tier 1 Change	**≈ 90 - 100 bps**



Basel III Estimate
10.38%
≈ 9.40-9.50%
Regulatory Standard1 8.5% in 2019
2Q12 Tier 1 Capital Ratio
Estimated 2Q12 Basel III Tier 1 Capital

Impact on Comerica is estimated and subject to final rulemaking. Comerica may be affected by other changes due to Basel III.
[1]Final 2019 fully phased in Tier 1 plus a conservation buffer without the SIFI Buffer which has not yet been announced.

Comerica Bank
32

Active Capital Manager

2012 Capital Plan Approved

- Regulators had no objection to 2012 Capital Plan
- Board increased dividend 50% to 0.15 per share
- $375MM share repurchase target from 1Q12 through 1Q13[1]
- 1.1 million shares purchased in 1Q12 ($33MM)
- 2.9 million shares purchased in 2Q12 ($88MM)



Historical Average Shareholder Payout of 77% of annual earnings
Shares Repurchased
Dividend
83%
59%
34%
36%
62%
91%
57%
96%
104%
86%
143%
47%
41%
81%
35%
34%
34%
34%
45%
56%
53%
47%
43%
43%
57%
19%
15%
21%
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'11
1Q12
2Q12

[1]Outlook as of July 17, 2012.

Comerica Bank 33

Efficiency Ratio and ROA Goals



Efficiency Ratio
Restructuring
59%
66%
69%
67%
72%
69%
70%
68%
20 year average: 59%
Goal:
Below 60%
2007
2008
2009
2010
2011
1Q12
2Q12



Return on Average Assets (ROA)
1.17%
20 year average: 1.19%
0.33%
0.03%
0.50%
0.69%
0.84%
0.93%
Goal:
Above 1.30%
2007
2008
2009
2010
2011
1Q12
2Q12

Goal as of August 10, 2012.

Comerica Bank 34

Factors Expected to Drive Long-Term ROA Goal

Many factors at play, none of which move independently



0.69%
2011 ROA
Managed Expense Growth of 1- 2%
• Continued focus on operating leverage
Fee Income Growth of 4 - 5%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 5 - 6%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
Normal (≈3.5%)
<2%
<1%
• Normalized rates not necessary to reach long-term goal
>1.30%
Long-Term ROA Goal[1]

[1]Goal as of August 10, 2012.

Comerica Bank

35

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	M&T Bank	A-	A3	A-	A (low)
	BOK Financial	BBB+	A2	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa1	BBB+	
	Regions Financial	BBB-	Ba3	BBB-	BBB
	Zions Bancorporation	BBB-	Ba3	BBB-	BBB (low)
	Synovus Financial Corp	B	B2	BB-	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A	Aa3	AA-	AA
	JP Morgan	A	A2	A	A
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 8/7/12; Source: SNL Financial; Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

36

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11
Tier 1 capital[1]	$6,676	$6,647	$6,582	$6,560	$6,193
Less: Trust preferred securities	--	--	25	49	--
Tier 1 common capital	6,676	6,647	6,557	6,511	6,193
Risk-weighted assets[1]	64,312	64,742	63,244	61,593	58,795
Tier 1 common capital ratio	***10.38%***	***10.27%***	***10.37%***	***10.57%***	***10.53%***
Total shareholders' equity	$7,028	$6,985	$6,868	$6,951	$6,038
Less: Goodwill	635	635	635	635	150
Less: Other intangible assets	28	30	32	35	4
Tangible common equity	$6,365	$6,320	$6,201	$6,281	$5,884
Total assets	$62,650	$62,593	$61,008	$60,888	$54,141
Less: Goodwill	635	635	635	635	150
Less: Other intangible assets	28	30	32	35	4
Tangible assets	$61,987	$61,928	$60,341	$60,218	$53,987
Tangible common equity ratio	***10.27%***	***10.21%***	***10.27%***	***10.43%***	***10.90%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank
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Comerica Bank
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